UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
___________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2014
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WESTERN GAS PARTNERS, LP
(Exact name of registrant as specified in its charter)
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Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices) (Zip Code)
(832) 636-6000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 20, 2014, Western Gas Partners, LP (the “Partnership”) completed the public offering of $100.0 million aggregate principal amount of 2.600% senior notes due 2018 (the “2018 Notes”) and $400.0 million aggregate principal amount of 5.450% senior notes due 2044 (the “2044 Notes”).
The terms of the 2018 Notes are governed by the Indenture, dated as of May 18, 2011 (the “Base Indenture”), by and among the Partnership, the former subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the Fifth Supplemental Indenture, dated as of August 14, 2013 (the “Fifth Supplemental Indenture” and as amended, the “2018 Notes Indenture”), by and among the Partnership and the Trustee, setting forth the specific terms applicable to the 2018 Notes and the terms of the 2044 Notes are governed by the Base Indenture, as amended and supplemented by the Sixth Supplemental Indenture, dated as of March 20, 2014 (the “Sixth Supplemental Indenture” and as amended, the “2044 Notes Indenture”), by and among the Partnership and the Trustee, setting forth the specific terms applicable to the 2044 Notes. The 2018 Notes were offered as additional senior notes under the 2018 Notes Indenture, pursuant to which the Partnership issued $250.0 million aggregate principal amount of 2018 Notes on August 14, 2013. The new 2018 Notes are identical to, and will be treated as a single class of debt securities with, the previously issued 2018 Notes under the indenture governing the previously issued 2018 Notes. The 2044 Notes and the 2018 Notes are collectively referred to as the “Notes.” Interest on the 2018 Notes will accrue from February 15, 2014 and will be payable semi-annually on February 15 and August 15 of each year, with the next interest payment being due on August 15, 2014. Interest on the 2044 Notes will accrue from March 20, 2014 and will be payable semi-annually on April 1 and October 1 of each year, commencing October 1, 2014.
The Partnership may redeem all or some of the Notes, in whole or in part, at any time prior to their maturity at the redemption price as set forth in the 2018 Notes Indenture and 2044 Notes Indenture, respectively. The Notes rank equally in right of payment with all of the Partnership’s existing and future senior indebtedness and senior to any subordinated debt that the Partnership may incur.
The 2018 Notes Indenture and 2044 Notes Indenture contain covenants that will limit the ability of the Partnership and certain of its subsidiaries to create liens on its principal properties, engage in sale and leaseback transactions, merge or consolidate with another entity or sell, lease or transfer substantially all of its properties or assets to another entity. Initially, the Notes will not be guaranteed by any of the Partnership’s subsidiaries. In the future, however, if any of the Partnership’s subsidiaries guarantees the Partnership’s obligations under its revolving credit facility, then that subsidiary will, jointly and severally, fully and unconditionally guarantee the Partnership’s payment obligations under the Notes so long as such subsidiary has any guarantee obligation under the Partnership’s revolving credit facility.
The 2018 Notes Indenture and 2044 Notes Indenture also contain customary events of default, including (i) default for 30 days in the payment when due of interest on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes at maturity, upon redemption or otherwise; and (iii) certain events of bankruptcy or insolvency with respect to the Partnership. If an event of default occurs and is continuing with respect to any series of Notes, the Trustee or the holders of not less than 25% in principal amount of such series of outstanding Notes may declare the principal amount of such Notes and all accrued and unpaid interest to be due and payable. Upon such a declaration, such principal amount will become due and payable immediately. If an event of default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Partnership occurs and is continuing, the principal amount of such Notes outstanding will become immediately due and payable without any declaration or other act on the part of the Trustee or any holders of such Notes.

Other material terms of the Notes, the Base Indenture, the Fifth Supplemental Indenture and Sixth Supplemental Indenture are described in the prospectus supplement forming a part of the prospectus dated March 11, 2014, as filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on March 13, 2014. The foregoing description of the Fifth Supplemental Indenture is qualified in its entirety by reference to the full text of such Fifth Supplemental Indenture, which is incorporated herein by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the Commission on August 14, 2013. The foregoing description of the Sixth Supplemental Indenture is qualified in its entirety by reference to the full text of such Sixth Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.2, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the 2018 Notes and 2044 Notes set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of the Exhibit
Exhibit 4.1
Fifth Supplemental Indenture, dated as of August 14, 2013, among Western Gas Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Western Gas Partners, LP’s Current Report on Form 8-K filed on August 14, 2013).

Exhibit 4.2	Sixth Supplemental Indenture, dated as of March 20, 2014, among Western Gas Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee.

Exhibit 4.3	Form of 2.600% Senior Notes due 2018 (included as Exhibit A to Exhibit 4.1).

Exhibit 4.4	Form of 5.450% Senior Notes due 2044 (included as Exhibit A to Exhibit 4.2).

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P.

Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS PARTNERS, LP

		By:	Western Gas Holdings, LLC, its general partner

Dated:	March 20, 2014	By:	/s/ Philip H. Peacock
Philip H. Peacock Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

Exhibit 4.1
Fifth Supplemental Indenture, dated as of August 14, 2013, among Western Gas Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Western Gas Partners, LP’s Current Report on Form 8-K filed on August 14, 2013).

Exhibit 4.2	Sixth Supplemental Indenture, dated as of March 20, 2014, among Western Gas Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee.

Exhibit 4.3	Form of 2.600% Senior Notes due 2018 (included as Exhibit A to Exhibit 4.1).

Exhibit 4.4	Form of 5.450% Senior Notes due 2044 (included as Exhibit A to Exhibit 4.2).

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P.

Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).